SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          Date of Report: July 23, 2001



                            OAK HILL FINANCIAL, INC.
             (Exact Name of Registrant as specified in its charter)




    Ohio                       0-26876                         31-1010517
---------------              -----------------                   -------
(State or other           (Commission File No.)               (IRS Employer
jurisdiction of                                               Identification
incorporation or                                              Number)
organization)




                              14621 State Route 93
                               Jackson, Ohio 44640
                                 (740) 286-3283
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)





                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On July 19, 2001, Oak Hill Financial, Inc., ("Oak Hill") issued a news release announcing its earnings for the second quarter and six months ended June 30, 2001. The information contained in the news release, which is attached as
Exhibit 99 to this Form 8-K, is incorporated herein by this reference.

         The information contained or incorporated by reference in this Current Report on Form 8-K may contain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the nature and extent of legislative and regulatory actions and reforms; and extended disruption of vital infrastructure.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

             Exhibit No.                            Description


                 99                 Press  release  of  Oak  Hill  Financial, Inc., dated July 19, 2001, announcing the company's earnings for the second quarter and six months ended June 30, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OAK HILL FINANCIAL, INC.



Date:  July 23, 2001                        By:  /s/ H. Tim Bichsel
                                               ----------------------------
                                               H. Tim Bichsel, Secretary


                                  EXHIBIT INDEX


             Exhibit No.                             Description
                 99                Press  release of Oak Hill  Financial, Inc., dated July 19, 2001, announcing the company's earnings for the second quarter and six months ended June 30, 2001.